UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2005

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Exhibits to this Report on Form 8-K contain statements that are not historical facts, including, but not limited to, statements regarding anticipated growth in revenue, gross and operating margins, and earnings, statements regarding the Company’s current business strategy, the Company’s ability to complete and integrate acquired businesses and generate acceptable rates of return, the Company’s projected sources and uses of cash, and the Company’s plans for future development and operations, are based upon current expectations. Specifically, forward-looking statements in this Press Release include, without limitation, the Company’s expected results in GAAP EPS, revenue, operating incomes and operating margins for continuing operations and discontinued operations for both the consolidated company and for each of its businesses in fiscal year 2005; the expected operational cash flow in fiscal year 2005 and in fiscal years 2006—2008; the ability to sustain revenue growth and expected growth rates of the marketing programs in its Physician and Elder Care Businesses; expected flu vaccine sales during fiscal year 2006; and expected sales growth from durable medical equipment, housekeeping, revenues derived from home care and assisted living customers, our expectations for revenue, operating income, operating margin, cash flow from operations and earnings per share for fiscal year 2005, fiscal year 2006, and in fiscal years 2007—2008, as well as other expectations of growth and financial and operational performance. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially. Among the factors that could cause results to differ materially are the following: pricing and customer credit quality pressures; the loss of any of our distributorship agreements and our reliance on relationships with our vendors; our reliance on a limited number of elder care customers; the availability of sufficient capital to finance the Company’s business plans on terms satisfactory to the Company; competitive factors; the ability of the Company to adequately defend or reach a settlement of outstanding litigations and investigations involving the Company or its management; changes in labor, equipment and capital costs; changes in regulations affecting the Company’s business, such as the Medicare cliffs, changes in malpractice insurance rates and tort reform; future acquisitions or strategic partnerships; general business and economic conditions; and other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission. Many of these factors are outside the control of the Company. The Company wishes to caution readers not to place undue reliance on any such forward looking statements, which statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company also wishes to caution readers that it undertakes no duty or is under no obligation to update or revise any forward-looking statements.

Item 2.02. Disclosure of Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition and Item 7.01, Regulation FD Disclosure.

On May 13, 2005, PSS World Medical, Inc. (the “Company”) issued a press release announcing that the Company will provide an online Web simulcast of the Company’s

Investor Day meeting on Friday, June 3, 2005, from 8:30 a.m. to 12:00 p.m., Eastern Time. Attached as Exhibit 99.1 to this report is a copy of the written materials (slides) that will be displayed during the simulcast. These materials are incorporated herein by reference.

The slides attached as Exhibit 99.1 to this Report contain financial measures that are not in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The Company has provided reconciliations in Exhibits 99.2 and 99.3 within this Report of the non-GAAP financial measures to the most directly comparable GAAP financial measures. The following non-GAAP financial measures are included in the slides.

(i)	EBITDA. Management believes that EBITDA, which is income from continuing operations, plus the sum of (i) interest expense, (ii) provision for income taxes, (iii) depreciation, and (iv) amortization of intangible assets, less (vi) interest and investment income, is a common alternative measure of operating performance used by investors and financial analysts to measure value and liquidity. Management uses this measure internally to evaluate the Company’s performance and believes it to be a consistent and comparable measure of the Company’s performance on an operating cash flow basis.

(ii)	Return on Committed Capital (“ROCC”). ROCC, which is return divided by committed capital, is also a common alternative measure of operating performance used by investors and financial analysts to measure profitability. Management believes that ROCC is a useful measure of capital and asset efficiency.

The Company provides non-GAAP financial measures to supplement its consolidated financial statements presented in accordance with GAAP. These non-GAAP financial measures are intended to supplement the user’s overall understanding of the Company’s current financial performance and its prospects for the future. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses, gains and losses that, when excluded from the GAAP results, may provide additional understanding of the Company’s core operating results or business performance. However, these non-GAAP financial measures are not intended to supercede or replace the Company’s GAAP results. A detailed reconciliation of the GAAP results to the non-GAAP results is provided in exhibits 99.2 and 99.3.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Slides for online Web simulcast of the Company’s Investor Day meeting on Friday, June 3, 2005.

99.2	Preliminary Calculation of EBITDA for the fiscal year ended April 1, 2005.

99.3	Preliminary Calculation of ROCC for the fiscal year ended April 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005

PSS WORLD MEDICAL, INC.

By:	/s/ David M. Bronson
Name:	David M. Bronson
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Slides for online Web simulcast of the Company’s Investor Day meeting on Friday, June 3, 2005.

99.2	Preliminary Calculation of EBITDA for the fiscal year ended April 1, 2005.

99.3	Preliminary Calculation of ROCC for the fiscal year ended April 1, 2005